UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 10, 2021

SPX FLOW, INC.
(Exact Name of Registrant as specified in Charter)

Delaware	1-37393	47-3110748
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

13320 Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (704) 752-4400

NOT APPLICABLE
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	FLOW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company: ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.
On November 10, 2021, SPX FLOW, Inc. (the “Company,” "we" or "our") issued the press release furnished as Exhibit 99.1 hereto and incorporated herein by reference.
The press release incorporated by reference into this Item 2.02 contains disclosure regarding organic revenue growth (decline), defined as net revenue growth (decline), excluding the effects of (i) foreign currency fluctuations and (ii) business acquisitions which occurred in the third quarter of 2020 and first and second quarters of 2021. Such amounts, for purposes of this reconciliation, include revenues from continuing operations only. The Company’s management believes that this metric is a useful financial measure for investors in evaluating its operating performance because excluding the effects of currency fluctuations and business acquisitions, when read in conjunction with the Company’s revenues, presents a useful tool to evaluate the Company’s ongoing operations and provides investors with a tool they can use to evaluate the Company’s management of assets held from period to period. In addition, organic revenue growth (decline) is one of the factors the Company’s management uses in internal evaluations of the overall performance of its business.
The press release also contains disclosures regarding (i) free cash flow from (used in) operations, defined as net cash from (used in) operating activities reduced by cash paid for capital expenditures, and (ii) adjusted free cash flow from (used in) operations, defined as free cash flow from (used in) operations excluding cash spending on restructuring actions, certain mergers and acquisitions ("M&A") activities, and discrete tax payments (the latter including withholding tax payments related to certain cash repatriation activities). Such amounts, for purposes of these reconciliations, relate to continuing operations only. The Company’s management believes that these free cash flow and adjusted free cash flow metrics are useful financial measures for investors in evaluating the cash flow performance of multi-industrial companies, since the measures provide insight into the cash flow available to fund such things as equity repurchases, dividends, mandatory and discretionary debt reduction and acquisitions or other strategic investments. In addition, although the use of these cash flow metrics is limited by the fact that the measures can exclude certain cash items within management’s discretion, free cash flow and adjusted free cash flow from (used in) operations are factors used by the Company’s management in internal evaluations of the overall performance of its business.
In the three and nine months ended October 2, 2021, respectively, we recognized the following within results of continuing operations (amounts in millions):
i.charges and fees of $3.3 and $3.3 associated with strategic actions,
ii.charges of $0.8 and $5.6 associated with certain M&A activities including, among other M&A-related costs, certain costs related to business acquisitions consummated in January 2021 and May 2021,
iii.restructuring and other related charges of $0.6 and $14.1, as described in Note 6 to our condensed consolidated financial statements to be included in our Form 10-Q for the period ended October 2, 2021 and for the three and nine months then ended,
iv.transition services income of $0.2 and $1.7, recognized as a component of “Other income, net” in our condensed consolidated financial statements, under an agreement entered into in connection with the sale of our former Power and Energy reportable segment and as described further in Note 3 to our condensed consolidated financial statements referred to above,
v.amortization of the inventory fair value step-up adjustments of $0.4 and $1.9 in the Company’s Precision Solutions segment related to business acquisitions which occurred in the first and second quarters of 2021, as described further in Note 3 to our condensed consolidated financial statements referred to above,
vi.intangible amortization expense of $5.9 (consisting of $1.6 in our Nutrition and Health segment and $4.3 in our Precision Solutions segment), and $13.6 (consisting of $4.8 in our Nutrition and Health segment and $8.8 in our Precision Solutions segment),
vii.the fair value adjustments (gains) related to an equity security of $1.6 and $9.1 as described further in Note 15 to our condensed consolidated financial statements referred to above,
viii.gains on certain asset sales and other, net, of $7.5 and $7.8, recognized as a component of “Other income, net” in our condensed consolidated financial statements referred to above, and which related primarily to (a) the sale of the primary assets of a product line, as described further in Note 3 to our condensed consolidated financial statements referred to above, and (b) certain machinery and equipment and real property previously owned by the Company,
ix.losses on early extinguishment of debt of $12.4 and $12.4, as described further in Note 10 to our condensed consolidated financial statements referred to above, and

x.certain discrete income tax charges (credits), representing the difference between the tax provision recognized in our condensed consolidated financial statements referred to above for the periods and a tax provision calculated at a 28% effective tax rate.
To aid investors who seek comparability period-to-period, the Company, in the press release and related schedules incorporated by reference into this Item 2.02, adjusted certain metrics to exclude the above items, as well as the results of discontinued operations for certain of the adjusted metrics. These metrics include disclosure of:
1.adjusted segment income, which is defined as segment income from continuing operations only, and excludes (i) intangible amortization expense and (ii) amortization of inventory fair value step-up adjustments;
2.adjusted operating income, which is defined as operating income from continuing operations only, and excludes (i) charges and fees associated with strategic actions, (ii) charges associated with certain M&A activities, (iii) restructuring and other related charges, (iv) asset impairment charges (applicable in 2020 only), (v) a reduction of SG&A costs associated with transition services income, to net such income, recognized in “Other income, net”, against SG&A expense where the underlying costs of providing such services are reported, (vi) the amortization of the inventory fair value step-up adjustment related to business acquisitions which occurred in the first and second quarters of 2021, and (vii) intangible amortization, each as described above and each of which is presented on a continuing operations basis only, for purposes of this adjusted operating income reconciliation;
3.EBITDA, determined including only the results of continuing operations, which is defined as net income attributable to SPX FLOW, Inc. from continuing operations, and excludes the income tax provision, net interest expense, and depreciation and amortization, each of which includes only the results of continuing operations, for purposes of this EBITDA reconciliation;
4.adjusted EBITDA from continuing operations, which is defined as EBITDA, calculated including the results of continuing operations only, and excludes (i) charges and fees associated with strategic actions, (ii) charges associated with certain M&A activities, (iii) restructuring and other related charges, (iv) asset impairment charges (applicable in 2020 only), (v) fair value adjustments related to an equity security, (vi) gains on certain asset sales and other, net, (vii) losses on early extinguishment of debt, and (viii) the amortization of the inventory fair value step-up adjustments related to business acquisitions which occurred in the first and second quarters of 2021, with each of the items recognized during the three and nine months ended October 2, 2021 as described above and each of which is presented on a continuing operations basis only, for purposes of this adjusted EBITDA reconciliation; and
5.adjusted diluted earnings per share (“EPS”) from continuing operations, which is defined as diluted EPS from continuing operations attributable to SPX FLOW, Inc., and excludes the dilutive EPS effects of each of the items excluded from adjusted EBITDA noted in item (4) above, on a net-of-tax basis, and also excludes the dilutive EPS effects of intangible amortization expense, net of tax, and other discrete income tax charges (credits), each as described above.
The Company views each of the above measures, when read in conjunction with its comparable GAAP number or amount, as giving investors a useful tool to assess the health and prospects of the Company. Additionally, the Company’s management uses each of these adjusted metrics as a measure of the Company’s performance.
None of the non-GAAP measures described above is a measure of financial performance under accounting principles generally accepted in the United States (“GAAP”), and such measures should not be considered a substitute for, and should be used in combination with, the GAAP number or amount from which each is reconciled. Non-GAAP measures used by the Company may not be comparable to similarly titled measures reported by other companies.
Refer to the tables included in the press release for the components of each of the Company’s non-GAAP numbers or amounts referred to above, and for the reconciliations of these numbers or amounts from their respective most comparable GAAP measures.
The information in this Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.                                        Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Press Release dated November 10, 2021, furnished solely pursuant to Item 2.02 of Form 8-K.
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX FLOW, Inc.

Date: November 10, 2021	By:	/s/ Jaime M. Easley
Jaime M. Easley
Vice President, Chief Financial Officer and Chief Accounting Officer